CALVERT EMERGING MARKETS ADVANCEMENT FUND
CALVERT EMERGING MARKETS EQUITY FUND
CALVERT INTERNATIONAL EQUITY FUND
CALVERT INTERNATIONAL OPPORTUNITIES FUND

Supplement to Prospectus dated February 1, 2022 as revised April 29, 2022

The following changes are effective November 16, 2022:

1.The following replaces “Principal Investment Strategies” in “Fund Summaries” under “Calvert Emerging Markets Advancement Fund”:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by companies located in emerging market countries.  Companies located in emerging market countries are defined as those companies tied economically to countries included in the Calvert Emerging Markets Responsible Index (the “Index”) (described below). Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts and equity-equivalent securities, such as participation notes (“P-Notes”). The Fund may invest in securities issued by companies with a broad range of market capitalization, including smaller companies. The Fund may also invest in real estate investment trusts (“REITs”). The Fund may purchase and sell derivative instruments, including, but not limited to, futures and forward foreign currency exchange contracts.

The Fund may engage in derivative transactions to hedge against fluctuations in securities prices or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund may also lend its securities.

The Fund seeks to employ a top-down investment process based on macroeconomic and governance assessments at the country level. In managing the Fund, the investment adviser seeks to gain exposure to countries with the following characteristics: political and economic conditions that suggest an improving governance and investment climate and/or adoption of policies or other actions that the investment adviser believes will result in increased corporate cash flow and/or reduced discount rates. Security selection within each country generally will be based on the constituents of the Index. The Fund generally intends to hold Index constituents, located in countries selected for investment, in scale to match the proportional security weight of such constituent within the Index. The Fund may invest up to 35% of its total assets in securities of companies whose business activities are in the same industry, to the extent that such industry accounts for more than 15% of the Fund’s primary benchmark.

In addition to meeting certain capitalization and trading requirements, constituents of the Index must meet the environmental, social and governance (“ESG”) factors discussed below. The Fund may also invest in securities outside of the Index to broaden its exposure to countries included in the Index and to seek exposure to countries not included in the Index.  Such non-Index securities will meet the Index’s ESG criteria.  The investment adviser will pursue engagement opportunities across the portfolio with both company management and government officials to seek to advance ESG change from the bottom-up stock level and from the top-down at a country level.

Calvert Emerging Markets Responsible Index. The Index is a proprietary index of CRM, the Fund’s investment adviser. Jade Huang and Christopher Madden, CFA, serve as Co-Directors of Index Management at CRM and manage the Index construction process. The Index is composed of equity securities of up to the 1,000 largest companies by market capitalization that are listed on certain global stock exchanges and issued by publicly traded companies located in or tied economically to countries that CRM has classified as emerging markets. Determinations as to whether an equity security represents a company located in or tied economically to an emerging market is based on an assessment of headquarters location, country of incorporation, primary exchange, and country of greatest revenue. CRM determines emerging market countries based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. For purposes of the Index, CRM currently classifies the following countries as emerging markets: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates.

The Index universe excludes business development companies and equity securities listed less than six months from the last business day of the month preceding reconstitution. Additionally, companies that are included in the Index universe must meet certain capitalization and trading requirements.

Calvert then selects Index components that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investing (the “Calvert Principles”). The Calvert Principles serve as a framework for considering ESG factors. CRM’s Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM’s Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. Companies selected for inclusion in the Index are then weighted by CRM based on market capitalization, and by a combination of country and sector.

The Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter and reconstituted annually on the third Friday of June.

2.The following replaces the first two paragraphs under “Investment Selection Process” under “About Responsible Investing”:

Emerging Markets Advancement Fund. The Fund generally invests in securities that are included in the Index. CRM seeks to include in the Index issuers that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies included in an Index are analyzed using The Calvert Principles for Responsible Investment (included as Appendix A to this Prospectus) (the “Calvert Principles”), a framework for considering ESG factors. Each issuer is evaluated relative to an appropriate peer group based on financially material ESG factors as determined by CRM. CRM’s evaluation of a particular security’s responsible investing characteristics generally involves both quantitative and qualitative analysis. In assessing investments, CRM generally focuses on the ESG factors relevant to the issuer’s operations, and an issuer may be acceptable for investment based primarily on such assessment. The Fund may invest in securities outside of the Index; such non-Index securities will meet the Index’s ESG criteria. Securities may be deemed suitable for investment even if the issuer does not operate in accordance with all elements of the Fund’s responsible investing criteria.

In assessing issuers for which quantitative data is limited, subjective judgments may serve as the primary basis for CRM’s evaluation. CRM’s Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Calvert Principles, but has been determined by CRM’s Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. CRM’s Index Committee may, in its discretion, remove an Index component before the next reconstitution: (i) if it has been determined that such Index component no longer meets the Calvert Principles or (ii) the Index Committee determines, based on information available to CRM, that such Index component has exposure to a product and/or environmental factor that is believed to present significant health or environmental risks. CRM’s Index Committee may also, in its discretion, add to the Index at its next rebalance: (i) a company that was previously excluded from the Index universe if CRM has determined that such company meets the Calvert Principles; or (ii) a company was previously excluded by CRM’s Index Committee as described above, if CRM’s Index Committee has determined that such company no longer presents significant health or environmental risks. The responsible investing criteria of the Fund may be changed by the Board without shareholder approval.

September 16, 2022	41267 9.16.22